UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)

(305) 599-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on March 6, 2013, MasTec, Inc., a Florida corporation (the “Company”), entered into an underwriting agreement with Barclays Capital Inc., as representative of the underwriters named therein, and each of the Company’s subsidiaries named as guarantors therein, for the issuance and sale by the Company of $400 million in aggregate principal amount of its 4.875% Senior Notes due 2023 (the “Notes”). The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by the Company’s subsidiaries that guarantee its existing credit facility (the “Guarantors”). The offer and sale of the Securities (the “Offering”) were effected pursuant to a shelf registration statement on Form S-3 which became effective upon its filing under the Securities Act of 1933, as amended, on April 5, 2012 (File No. 333-180608).

The Securities were issued on March 18, 2013 (the “Closing Date”) pursuant to a base indenture, dated June 5, 2009 (the “Base Indenture”), and the Fifth Supplemental Indenture, entered into March 18, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are the general senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness. The Notes bear interest at 4.875% per annum, which will accrue from March 18, 2013, and will be payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2013. The Notes will mature on March 15, 2023 unless earlier redeemed or repurchased.

The Company may redeem the Notes, in whole or in part, at any time on or after March 15, 2018 at redemption prices specified in the Supplemental Indenture.

The Company may also redeem all or part of the Notes at any time prior to March 15, 2018 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus the Applicable Premium (as defined in the Supplemental Indenture), as of, and accrued and unpaid interest to, the redemption date.

Additionally, the Company may redeem up to 35% of the aggregate principal amount of the Notes prior to March 15, 2016 with the net cash proceeds of certain sales of its capital stock at 104.875% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of redemption only if, after the redemption, at least 65% of the aggregate principal amount of the Notes originally issued remains outstanding and the notice of redemption is mailed within 90 days of such sale of capital stock.

If the Company undergoes a Change of Control (as defined in the Indenture) prior to maturity, the Company must make an offer to repurchase all of the Notes then outstanding at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest (if any) to, but not including, the repurchase date.

The terms of the Indenture, among other things, generally limit the ability of the Company and certain of its subsidiaries (subject to certain exceptions) to (i) incur additional debt and issue preferred stock, (ii) create liens, (iii) pay dividends, acquire shares of capital stock, make payments on subordinated debt or make investments, (iv) place limitations on distributions from certain subsidiaries, (v) issue guarantees, (vi) issue or sell the capital stock of certain subsidiaries, (vii) sell assets, (viii) enter into transactions with affiliates and (ix) effect mergers.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in the Indenture; defaults in failure to pay certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued interest on all the Notes immediately due and payable.

Use of Proceeds

The Company expects to use a portion of the net proceeds from the Offering to repurchase certain of its $150 million aggregate principal amount of 7.625% senior notes due 2017 (the “2017 Notes”) pursuant to its previously announced tender offer and consent solicitation (collectively, the “Tender Offer”). The Company currently expects that such payment will be made on March 18, 2013 as to those 2017 Notes tendered by the early tender deadline and accepted for purchase by the Company (the “Early Tender Payment”), as set forth in the offer to purchase and consent solicitation statement pursuant to which the Tender Offer was made and, as to 2017 Notes validly tendered after such early tender deadline and accepted for purchase, promptly following the expiration of the tender offer, which is currently scheduled for March 28, 2012, subject to extension or early termination. The Company intends to use the remaining net proceeds from the Offering to fund the expected redemption of any 2017 Notes not purchased in such tender offer and to repay the outstanding balance under its existing credit facility. To the extent that all of the proceeds from the Offering are not necessary for such purposes, the Company intends to use such remaining net proceeds for working capital and other general corporate purposes. Pending such usage, the Company expects to invest the proceeds in short term instruments.

ITEM 3.03	Material Modification to Rights of Security Holders.

On March 18, 2013, the Company entered into a Supplemental Indenture (the “2017 Notes Supplemental Indenture”) to that certain Indenture, dated as of January 31, 2007 (the “2017 Notes Indenture”), each by and among the Company, certain of the Company’s wholly owned domestic subsidiaries and the Trustee, governing the 2017 Notes. The 2017 Notes Supplemental Indenture becomes operative upon the payment of the Early Tender Payment and eliminates substantially all of the restrictive covenants and related events of default contained in the 2017 Notes Indenture.

The foregoing description of the Notes, Base Indenture, the Supplemental Indenture and the 2017 Notes Supplemental Indenture is only a summary and is qualified in its entirety by reference to the full text of the Notes, the Base Indenture, the Supplemental Indenture and the 2017 Notes Supplemental Indenture, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as exhibits to this Report on Form 8-K:

4.1	Form of 4.875% Senior Notes due 2023 (incorporated by reference to Exhibit A of the Supplemental Indenture filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (incorporated herein by reference, filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the Commission on June 5, 2009).

4.3	Fifth Supplemental Indenture to Indenture dated June 5, 2009, dated March 18, 2013, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee.

4.4	Supplemental Indenture to Indenture dated January 31, 2007, dated March 18, 2013, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2	Opinion of Greenberg Traurig, P.A. and Greenberg Traurig LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2	Consent of Greenberg Traurig, P.A. and Greenberg Traurig LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: March 18, 2013	By:	/s/ Alberto de Cardenas
	Name:	Alberto de Cardenas
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of 4.875% Senior Notes due 2023 (incorporated by reference to Exhibit A of the Supplemental Indenture filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (incorporated herein by reference, filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the Commission on June 5, 2009).

4.3	Fifth Supplemental Indenture to Indenture dated June 5, 2009, dated March 18, 2013, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee.

4.4	Supplemental Indenture to Indenture dated January 31, 2007, dated March 18, 2013, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2	Opinion of Greenberg Traurig, P.A. and Greenberg Traurig LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2	Consent of Greenberg Traurig, P.A. and Greenberg Traurig LLP (included in Exhibit 5.2).